UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): October 30, 2003

LIQUIDMETAL TECHNOLOGIES, INC.
(Exact name of Registrant as Specified in its Charter)

Delaware	000-31332	20-0121262
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

100 North Tampa St., Suite 3150
Tampa, Florida 33602
(Address of Principal Executive Offices; Zip Code)

        Registrant’s telephone number, including area code: (813) 314-0280

LIQUIDMETAL TECHNOLOGIES, INC.

FORM 8-K

Item 9. Regulation FD Disclosure

The following information is being furnished under Item 9 of Form 8-K: Press release by Liquidmetal Technologies, Inc. announcing its financial results for the quarter ended September 30, 2003. A copy of this press release is attached as Exhibit 99.1 to this Form 8-K.

Item 12. Results of Operations and Financial Condition

The following information is being furnished under Item 12 of Form 8-K: Press release by Liquidmetal Technologies, Inc. announcing its financial results for the quarter ended September 30, 2003. A copy of this press release is attached as Exhibit 99.1 to this Form 8-K.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunder duly authorized.

Date: October 30, 2003

LIQUIDMETAL TECHNOLOGIES, INC.
By: /s/ John Kang
John Kang
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release, dated October 30, 2003.